Investment Securities - Amount of Gross Gains and Losses Realized through Sales of Available for Sale Investment Securities (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Available-for-sale Securities [Line Items]
Realized gains	$ 158	$ 11	$ 21
Realized losses	(99)	(7)	(8)
Net realized gains (losses)	59	4	13
Income tax (benefit) on net realized gains (losses)	$ 23	$ 2	$ 5